VARIABLE INSURANCE FUNDS

HSBC Variable Growth and Income Fund
HSBC Variable Cash Management Fund
HSBC Variable Fixed Income Fund

Supplement dated March 3, 2003
to the Prospectuses and Statement of Additional Information dated May 1, 2002

The Board of Trustees of the Variable Insurance Funds (the "Trust") has approved a Plan of Liquidation and Dissolution with respect to the HSBC Variable Growth and Income Fund, HSBC Variable Cash Management Fund and HSBC Variable Fixed Income Fund (the "Funds"), whereby each Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. Under the Plan of Liquidation and Dissolution, each Fund will promptly wind up its business and affairs. The date of liquidation for the Funds currently is anticipated to be on or about April 30, 2003 (the "Liquidation Date").

The Funds may continue to accept orders to purchase shares of the Funds (including reinvestments of dividends), although each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. However, insurance companies for whose separate accounts the Funds serve as investment options may limit or prohibit continued investments in the Funds by new or existing investors. Investors may continue to redeem shares of the Funds through the separate accounts.

On or before the Liquidation Date, all portfolio securities of the Funds will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, each Fund will send to shareholders of record a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder's proportionate interest of the net assets of each Fund, and information concerning the sources of the liquidating distribution.

Investors should retain this supplement for future reference.